EXHIBIT 8.1

MAIN REPSOL YPF GROUP INVESTEES AT DECEMBER 31, 2005

Name	Country	Parent	Other Shareholders(1)	Line of Business	Consolidation Method	% of Total Ownership		Amount in Millions of Euros
						% of Direct Ownership	% of Control	Share Capital	Reserves	2005 Income (Loss)	Interim Dividend	Assets Owned(2)
Repsol Petróleo, S.A.	Spain	Repsol YPF, S.A.		Refining	F.C.	99.97	99.97	217.6	553.1	873.3	(600.1)	1,043.6
Repsol YPF Lubricantes y Especialidades, S.A.	Spain	Repsol Petróleo, S.A.	Repsol Comercial de Productos Petrolíferos, S.A.	Production and marketing of by-products	F.C.	100	100	5.4	25.6	16.4		47.4
Estasur, S.A.	Spain	Repsol YPF Lubricantes y Especialidades, S.A.	Repsol Comercial de Productos Petrolíferos, S.A.	Distribution and marketing of lubricants	F.C.	100	100	0.1	0.8	1.4		2.3
Euroboxes, S.A.	Spain	Repsol YPF Lubricantes y Especialidades, S.A.	Repsol Comercial de Productos Petrolíferos, S.A.	Operation of workshops and other activities	E.M.	100	100	0.1	0.03	0.03	—	0.1
Repsol YPF Productos y Servicios Petrolíferos, S.A	Spain	Repsol YPF Lubricantes y Especialidades, S.A.		Airport services	E.M.	100	100	0.1	0.4	0.1	—	0.6
Repsol Eléctrica de Distribución, S.A.	Spain	Repsol Petróleo, S.A.	Repsol YPF, S.A.	Electric power distribution and supply	E.M.	100	100	0.1	0.6	0.7	—	1.3
Asfaltos Españoles, S.A.	Spain	Repsol Petróleo, S.A.		Asphalts	P.C.	49.99	50.00	8.5	8.2	1.2	—	8.9
Red Eléctrica de Distribución, S.L.	Spain	Repsol Petróleo, S.A.	Repsol YPF, S.A.	Electricity	E.M.	100.00	100.00	0.1	0.6	0.7	—	1.3
Repsol YPF Trading y Transportes, S.A. (RYTTSA)	Spain	Repsol YPF, S.A.	Repsol Petróleo, S.A.	Trading of oil products	F.C.	99.99	100.00	0.1	31.1	49.7	—	80.9
RYTTSA Singapur	Cayman Islands	Repsol YPF Trading y Transportes, S.A.		Trading of oil products	F.C.	99.99	100.00	0.1	—	(0.7)	—	(0.6)
Repsol Overzee Finance, B.V.	Netherlands	Repsol YPF, S.A.		Portfolio company	F.C.	100.00	100.00	0.0	(14.4)	(8.9)	—	(23.2)
Atlantic 2/3 Holdings, Llc.	Trinidad & Tobago	Repsol Overzee Finance, B.V.		Portfolio company	P.C.	25.00	25.00	117.6				29.4
Atlantic LNG 2/3 Company of Trinidad & Tobago	Trinidad & Tobago	Atlantic 2/3 Holdings, Llc.		Gas supply and logistics	P.C.	25.00	100.00	117.6	69.5	70.4	—	64.4
Atlantic 4 Holdings, Llc.	Trinidad & Tobago	Repsol Overzee Finance, B.V.		Portfolio company	E.M.	22.22	22.22	203.7				45.3
Atlantic 4 LNG Company of Trinidad & Tobago	Trinidad & Tobago	Atlantic 4 Holdings, Llc.		Construction of liquefaction plant	P.C.	22.22	100.00	203.7	—	(4.5)		44.3
Repsol LNG T & T, Ltd.	Trinidad & Tobago	Repsol Overzee Finance, B.V.		Marketing of natural gas	F.C.	100.00	100.00	4.3	(1.5)	(2.7)	—	0.1
Repsol LNG, S.L.	Spain	Repsol YPF, S.A.	Atlantic LNG 4 Company of Trinidad & Tobago, Ultd.	Marketing of gas	F.C.	100.00	100.00	0.1	—	(5.4)	—	(5.3)
Gastream México S.A. de C.V.	Mexico	Repsol YPF, S.A.	Repsol LNG, S.L.	Other	F.C.	100.00	100.00	4.6	(1.0)	(2.4)	—	1.2
Pacific LNG Bolivia S.R.L.	Bolivia	Repsol YPF, S.A.		Oil and gas exploration and production	E.M.	37.50	37.50	1.2	(0.9)	(0.3)	—	(0.00)
Repsol Comercializadora de Gas, S.A.	Spain	Repsol YPF, S.A.	Repsol Petróleo, S.A.	Marketing of natural gas	F.C.	100.00	100.00	0.4	(0.3)	0.7	—	0.8
Repsol Butano, S.A.	Spain	Repsol YPF, S.A.	Repsol Petróleo, S.A.	L.P.G. marketing	F.C.	100	100	58.7	240.0	81.5	—	380.2
Repsol Maroc	Morocco	Repsol Butano, S.A.		Marketing of gas	E.M.	100	100	1.4	(1.7)	(0.3)	—	(0.6)
National Gaz	Morocco	Repsol Maroc		L.P.G. marketing	E.M.	100.00	100	0.5	1.1	0.4	—	2.0
Repsol YPF Gas, S.A.	Argentina	Repsol Butano, S.A.		L.P.G. marketing	F.C.	85	85	22.5	5.5	5.5	—	28.5
Comsergas, Compañía Servicios Industriales de Gas Licuado, S.A.	Argentina	Repsol YPF Gas, S.A.		Gas installation work	F.C.	52.70	62.00	0.6	0.1	(0.2)	—	0.3
Gas Austral, S.A.	Argentina	Repsol YPF Gas, S.A.		L.P.G. marketing	E.M.	42.50	50.00	—	0.7	0.2	—	0.4
Mejorgas, S.A.	Argentina	Repsol YPF Gas, S.A.	Poligas Luján, S.A.	Marketing of natural gas	E.M.	75.73	75.73	—	(0.5)	(0.1)	—	(0.5)
Duragas, S.A.	Ecuador	Repsol Butano, S.A.		L.P.G. marketing	F.C.	100	100	6.2	6.2	3.6	—	16.0
Autogas, S.A.	Ecuador	Duragas, S.A.		L.P.G. marketing	F.C.	100	100	1.1	(0.3)	—	—	0.8
Servicio de Mantenimiento y Personal—SEMAPESA	Ecuador	Repsol Butano, S.A.		Maintenance and personnel services	F.C.	100	100	—	0.4	(0.2)	—	0.2
Repsol Butano Portugal R.B., S.A.		Repsol Butano, S.A.		L.P.G. marketing	F.C.	100	100	0.8	21.8	7.4	—	30.0

Name	Country	Parent	Other Shareholders(1)	Line of Business	Consolidation Method	% of Total Ownership		Amount in Millions of Euros
						% of Direct Ownership	% of Control	Share Capital	Reserves	2005 Income (Loss)	Interim Dividend	Assets Owned(2)
Spelta Soc. Unipessoal Lda.	Portugal	Repsol Butano Portugal R.B., S.A.		L.P.G. marketing	E.M.	100	100	0.1	—	0.4	—	0.5
Saaga, S.A.	Portugal	Repsol Butano Portugal R.B., S.A.		L.P.G. marketing	E.M.	25.07	25.07	1.0	4.3	0.5	—	1.5
Repsol Butano Chile, S.A.	Chile	Repsol Butano, S.A.	Repsol YPF Gas de Chile, S.A.	Portfolio company	F.C.	100	100	121.2	9.3	13.2	—	143.7
Repsol YPF Gas Chile, Ltda.	Chile	Repsol Butano Chile, S.A.	OPESSA	Portfolio company	F.C.	100	100	167.2	(1.4)	13.4	—	179.2
Empresas Lipigas, S.A.	Chile	Repsol YPF Gas Chile, Ltda.		L.P.G. marketing	P.C.	45.00	45.00	87.9	(2.6)	36.1	(17.4)	46.8
Repsol YPF Comercial del Perú, S.A.	Peru	Repsol Butano, S.A.		L.P.G. marketing	F.C.	99.61	99.61	48.2	(12.4)	4.0	—	39.6
Limagás, S.A.	Peru	Repsol YPF Comercial Perú, S.A.		L.P.G. distribution	E.M.	29.85	29.97	4.0	5.0	0.2	—	2.7
Repsol YPF Comercial de la Amazonia, SAC	Peru	Repsol YPF Comercial Perú, S.A.	Grupo Repsol YPF del Perú	L.P.G. distribution	F.C.	99.61	100	1.0	(0.3)	(0.2)	—	0.5
Repsol YPF GLP de Bolivia, S.A.	Bolivia	Repsol Butano, S.A.	R. YPF E&P de Bolivia, S.A./R. YPF Bolivia, S.A.	L.P.G. marketing	F.C.	100.00	100	2.1	9.3	(1.6)	—	9.8
Repsol YPF Gas de Bolivia, S.A.	Bolivia	Repsol YPF GLP de Bolivia S.A.	Repsol YPF E&P S.A.	L.P.G. marketing	F.C.	51.00	51	1.6	3.0	0.9	—	2.8
Repsol France	France	Repsol Butano, S.A.	Repsol Química, S.A./Repsol YPF, S.A./Repsol Petróleo,S.A.	Distribution and marketing of oil products	F.C.	100	100	11.9	(0.3)	(0.7)	—	10.9
Repsol Gas Brasil, S.A.	Brazil	Repsol Butano, S.A.	Repsol YPF Brasil, S.A.	L.P.G. marketing	F.C.	100	100	1.9	(0.8)	(1.3)	—	(0.2)
Repsol Portugal Gas de Petróleo Liquefeito, S.A.	Portugal	Repsol Butano, S.A.	R. YPF Lubricantes y Especialidades	L.P.G. distribution and marketing	F.C.	100	100	0.1	10.6	—	—	10.7
Solgas Distribuidora de Gas, S.L.	Spain	Repsol Butano, S.A.	Repsol Comercial de Productos Petrolíferos, S.A.	L.P.G. marketing	F.C.	100	100	1.1	(0.4)	—	—	0.7
Vía Red Servicios Logísticos, S.A.	Spain	Repsol Butano, S.A.		Natural gas supply and logistics	E.M.	51	51	2.5	(1.1)	(0.3)	—	0.6
Energy Infraestructure Asia, B.V.	Netherlands	Repsol Butano, S.A.		Portfolio company	P.C.	51.00	51	12.1	26.9	(2.8)	—	18.5
Energy Infraestructure India, Ltd.	India	Energy Infraestructure Asia, B.V.		L.P.G. marketing	P.C.	51.00	100	18.4	(2.4)	(2.6)	—	6.8
Repsol Comercial de Productos Petrolíferos, S.A.	Spain	Repsol Petróleo, S.A.	Repsol YPF, S.A./PETRONOR	Marketing of oil products	F.C.	96.64	97	334.8	522.2	107.5	(31.6)	901.6
Gasóleos y Lubricantes, GASOLUBE, S.A.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.	Campsa Estaciones de Servicio, S.A.—CAMPSARED	Distribution and marketing of oil products	F.C.	96.65	100	0.1	(0.1)	0.1		0.1
Gasolube Noroeste, S.A.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.	Campsa Estaciones de Servicio, S.A.—CAMPSARED	Distribution and marketing of oil products	F.C.	96.65	100	0.1	0.2	0.4		0.7
Gasolube Andalucía, S.L.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.	Campsa Estaciones de Servicio, S.A.—CAMPSARED	Distribution and marketing of oil products	F.C.	96.65	100	—	(0.1)	0.6		0.5
Gasolube Castilla y León, S.L.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.	Campsa Estaciones de Servicio, S.A.—CAMPSARED	Distribution and marketing of oil products	F.C.	96.65	100	—	(0.2)	0.1		(0.1)
Campsa Estaciones de Servicio, S.A.—CAMPSARED	Spain	Repsol Comercial de Productos Petrolíferos, S.A.	Repsol Petróleo, S.A.	Operation and management of service stations	F.C.	96.64	100	8.4	18.0	29.8	(20.0)	35.0
Societat Catalana de Petrolis, S.A. (PETROCAT)	Spain	Repsol Comercial de Productos Petrolíferos, S.A.	Repsol Petróleo, S.A.	Distribution and marketing of oil products	E.M.	43.71	45.00	15.2	(5.8)	0.2		4.2
Air Miles España, S.A.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.		Loyalty building programs	E.M.	21.75	22.50	0.1	1.0	0.5	—	0.3
Carburants i Derivats, S.A. (CADESA)	Andorra	Repsol Comercial de Productos Petrolíferos, S.A.		Distribution of oil by-products	E.M.	32.14	33.25	0.1	0.7	0.7	—	0.5
Hinia, S.A.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.	Repsol YPF Lubricantes y Especialidades, S.A.	Distribution and marketing of oil products	F.C.	96.67	100	0.6	2.5	(0.2)		2.8
Autoclub Repsol S.L.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.		Automotive services	F.C.	48.42	50.1	3.6	(1.2)	2.1		2.2
Euro 24, S.L.	Spain	Autoclub Repsol S.L.		Automotive services	F.C.	48.42	100	—	0.2	0.7	—	0.4
Autoclub Repsol Servicios S.L.	Spain	Autoclub Repsol S.L.		Automotive services	F.C.	48.42	100	—	0.1	0.1	—	0.1
Autoclub Repsol Correduría de Seguros S.L.	Spain	Autoclub Repsol S.L.		Insurance brokerage	F.C.	48.42	100	—	0.3	2.1	—	1.2
Noroil, S.A.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.	PETRONOR	Distribution and marketing of oil products	F.C.	67.66	70	1.5	0.6	0.3		1.6

Name	Country	Parent	Other Shareholders(1)	Line of Business	Consolidation Method	% of Total Ownership		Amount in Millions of Euros
						% of Direct Ownership	% of Control	Share Capital	Reserves	2005 Income (Loss)	Interim Dividend	Assets Owned(2)
Solred, S.A.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.	Repsol YPF, S.A.	Management of means of payment at service stations	F.C.	96.65	100	7.3	6.5	14.6		27.4
Gestión de Puntos de Venta, Gespevesa, S.A.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.		Management of service stations	P.C.	48.33	50	15.4	3.2	0.4	—	9.2
Terminales Canarios, S.L.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.		Storage and distribution of oil products	P.C.	48.33	50	20.8	1.3	1.1	—	11.2
Compañía Logística de Hidrocarburos CLH, S.A.	Spain	Repsol YPF, S.A.	PETRONOR	Transport and storage of oil products	E.M.	24.25	25	0.1	0.2	0.1	(0.1)	0.1
CLH Aviación, S.A.	Spain	CLH, S.A.		Transport and storage of oil products	F.C.(3)	100.00	100	31.7	16.9	9.9	—	58.5
Carbon Black Española, S.A. (CARBESA)	Spain	Repsol YPF, S.A.		No activity	F.C.	100.00	100	0.2	(0.1)	(3.5)		(3.4)
Repsol Company of Portugal Ltd.	Portugal	Repsol YPF, S.A.	Carbon Black Española, S.A. (CARBESA)	Marketing of oil products	F.C.	100.00	100	0.2	2.5	0.4		3.1
Repsol Portuguesa, A.A.	Portugal	Repsol YPF, S.A.	Carbon Black Española, S.A. (CARBESA)	Distribution and marketing of oil products	F.C.	100.00	100	59.0	176.0	(13.9)	—	221.1
Concha I—Combustiveis e Lubrificantes, Lda	Portugal	Repsol Portuguesa, A.A.		Distribution and marketing of oil products	F.C.	51.00	51	—	—	0.1		0.1
Gespost	Portugal	Repsol Portuguesa, A.A.		Marketing of oil products	F.C.	99.67	100	—	—	0.3		0.3
Caiageste—Gestao de Areas de Servicios Ltda.	Portugal	Gespost		Operation and management of service stations	E.M.	50.00	50	—	0.3	—		0.1
Parmad—SGPS, S.A.	Portugal	Repsol Butano Portugal R.B., S.A.	Repsol Portuguesa, A.A.	Portfolio company	E.M.	100.00	100	0.1	—	—	—	0.1
Tecnicontrol y Gestión Integral, S.L.	Spain	Repsol YPF, S.A.	Repsol Exploración, S.A.	Property development	F.C.	100	100	3.5	28.0	0.3	—	31.8
Bahía Bizkaia Electricidad, S.L.	Spain	Repsol YPF, S.A.		Energy production	P.C.	25	25	3.6	38.4	102.7	—	36.2
Bahía Bizkaia Gas, S.L.	Spain	Repsol YPF, S.A.		Maintenance of regasification plants	P.C.	25	25	3.6	21.6	11.4	—	9.2
Petróleos del Norte, S.A. (PETRONOR)	Spain	Repsol YPF, S.A.		Refining	F.C.	85.98	85.98	120.5	314.7	314.4	(100.1)	558.4
Asfalnor, S.A.	Spain	PETRONOR		Distribution and marketing of asphalt products	F.C.	85.98	100	0.1	—	0.1	—	0.2
Repsol Exploración, S.A.	Spain	Repsol YPF, S.A.	Repsol Petróleo, S.A.	Oil and gas exploration and production	F.C.	100	100	24.6	504.7	395.3	—	924.6
Repsol Exploración Trinidad, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	F.C.	100	100	1.8	12.2	0.2	—	14.2
Repsol YPF Cuba, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	F.C.	100	100	1.9	(0.7)	(5.3)	—	(4.0)
Repsol Exploración Colombia, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	F.C.	100	100	1.9	(0.7)	(9.5)	—	(8.2)
Repsol Exploración Argelia, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	F.C.	100	100	4.0	201.8	60.3	—	266.1
Repsol Exploración Murzuq, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	F.C.	100	100	7.8	299.3	332.8	—	639.9
Repsol Oil Operations AG	Libya	Repsol Exploración Murzuq, S.A.		Oil and gas exploration and production	F.C.	100.00	100.00	0.1	0.8	0.2	—	1.1
Repsol Inco AG	Switzerland	Repsol Exploración Murzuq, S.A.		Oil and gas exploration and production	E.M.	40.00	40.00	0.1	0.3	—	—	0.1
Repsol YPF Ecuador, S.A.	Spain	Repsol Exploración, S.A.	Repsol Petróleo, S.A.	Oil and gas exploration and production	F.C.	100	100	4.7	15.9	(144.8)	—	(124.2)
Repsol YPF OCP de Ecuador, S.A.	Spain	Repsol YPF Ecuador, S.A.	Repsol Exploración Tobago, S.A.	Portfolio company	F.C.	100	100	0.1	2.0	14.8	—	16.9
Oleoducto de Crudos Pesados, Ltd.	Cayman Islands	Repsol YPF OCP de Ecuador, S.A.		Other	E.M.	29.66	29.66	84.8	(13.3)	14.1		25.4

Name	Country	Parent	Other Shareholders(1)	Line of Business	Consolidation Method	% of Total Ownership		Amount in Millions of Euros
						% of Direct Ownership	% of Control	Share Capital	Reserves	2005 Income (Loss)	Interim Dividend	Assets Owned(2)
Repsol Exploración Securé, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	F.C.	100	100	1.9	(0.6)	0.1	—	1.4
Repsol Exploración Perú, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	F.C.	100	100	0.7	(0.2)	15.0	—	15.5
Perú LNG Company, Llc.	Peru	Repsol Exploración Perú, S.A.		Liquification	E.M.	20	20	47.6	(9.1)	(7.7)		6.2
TGP, S.A.	Peru	Repsol Exploración Perú, S.A.		Transmissions through gas pipelines	E.M.	10	10	175.9	(13.9)	20.1		18.2
Repsol YPF Oriente Medio, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	F.C.	100	100	0.2	(0.1)	(8.9)	—	(8.8)
Repsol Exploración México S.A. de C.V.	Mexico	Repsol Exploración, S.A.		Oil and gas exploration and production	F.C.	100	100	18.8	(1.0)	16.8	—	34.7
Servicios Administrativos Cuenca de Burgos S.A. de C.V.	Mexico	Repsol Exploración, S.A.		Oil and gas exploration and production	F.C.	100	100	—	—	0.1	—	0.1
Repsol Exploración Kazakhstán, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	F.C.	100	100	0.2	(0.1)	(1.8)	—	(1.7)
Repsol Exploración Tobago, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	F.C.	100	100	0.2	(0.1)	(0.8)	—	(0.7)
Repsol YPF Eléctrica de Brasil, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	F.C.	100	100	0.2	0.9	*	—
Repsol Exploración Azerbaiyan, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	F.C.	100	100	0.1	0.1	—	—	0.2
Repsol Exploración Sierra Leona, S.L.	Spain	Repsol Exploración, S.A.	Repsol Exploración Tobago, S.A.	Oil and gas exploration and production	F.C.	100	100	2.8	(1.4)	(1.4)	—	0.1
Repsol Exploración Suriname, S.L.	Spain	Repsol Exploración, S.A.	Repsol Exploración Tobago, S.A.	Oil and gas exploration and production	F.C.	100	100	—	—	(5.4)	—	(5.4)
Termobarrancas, C.A.	Venezuela	Repsol Exploración, S.A.		Oil and gas exploration and production	F.C.	51	51	6.0	—	(1.1)		2.5
Repsol Exploración Venezuela, B.V.	Netherlands	Repsol Exploración, S.A.		Portfolio company	F.C.	100	100	246.5	(132.3)	(34.2)	—	80.1
Calio LLC	Venezuela	Repsol Exploración Venezuela, B.V.		Oil and gas exploration and production	F.C.	100	100	17.6	—	—	—	17.6
Repsol YPF Venezuela, S.A.	Venezuela	Repsol Exploración Venezuela, B.V.		Oil and gas exploration and production	F.C.	100	100	13.9	198.6	(157.7)	—	54.8
Repsol YPF Venezuela Gas	Venezuela	Repsol YPF Venezuela, S.A.		Oil and gas exploration and production	F.C.	100	100	—	—	0.4	—	0.4
Repsol Exploración Guinea, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	F.C.	100	100	0.1	16.1	(14.2)		1.9
BPRY Caribbean Ventures LLC	Trinidad & Tobago	Repsol Exploración, S.A.		Portfolio company	P.C.	30.00	30.00	1,033.5	(1,256.9)	366.1	—	42.8
BP Amoco Trinidad & Tobago	Trinidad & Tobago	BPRY Caribbean Ventures LLC		Oil and gas exploration and production	P.C.	30.00	100	142.7	113.5	505.5	(337.8)	127.1
Dubai Marine Areas, Ltd. (DUMA)	UK	Repsol Exploración, S.A.		Oil and gas exploration and production	P.C.	50.00	50.00	0.1	134.6	0.6		67.6
Repsol Investigaciones Petrolíferas, S.A.	Spain	Repsol Exploración, S.A.		Oil and gas exploration and production	F.C.	100	100	225.9	312.3	17.0		555.2
EniRepsa Gas Limited	Saudi Arabia	Repsol Exploración, S.A.		Gas supply and logistics	E.M.	30.00	30.00	27.9	(4.7)	(28.1)	—	(1.5)

Name	Country	Parent	Other Shareholders(1)	Line of Business	Consolidation Method		% of Total Ownership		Amount in Millions of Euros
							% of Direct Ownership	% of Control	Share Capital	Reserves	2005 Income (Loss)	Interim Dividend	Assets Owned(2)
Repsol E&P USA	US	Repsol Exploración, S.A.		Oil and gas exploration and production	F.C.		100.00	100.00	—	—	(8.0)	—	(8.0)
Repsol Energy North America Corp.	US	Repsol Exploración, S.A.		L.N.G. marketing	F.C.		100.00	100.00	—	—	(0.3)	—	(0.3)
Repsol YPF Perú, BV	Netherlands	Repsol YPF, S.A.		Portfolio company	F.C.		100	100	0.1	0.1	0.00	—	0.2
Grupo Repsol YPF del Perú, S.A.C.	Peru	Repsol YPF Perú, B.V.		Portfolio company	F.C.		100	100	0.0	—	0.00	—	0.0
Refinería La Pampilla, S.A.	Peru	Repsol YPF Perú, B.V.		Refining	F.C.		51.03	51.03	0.1	0.0	0.08	—	0.1
Repsol Comercial, S.A.C.	Peru	Repsol YPF Perú, B.V.		Marketing of fuels	F.C.		100	100	0.0	(0.0)	-0.01	—	0.0
Repsol YPF Comercial del Ecuador, S.A.	Ecuador	Repsol YPF, S.A.		Marketing of oil and gas	F.C.		100	100	0.1	(0.0)	0.00	—	0.1
Combustibles Industriales Oil Trader, S.A.	Ecuador	Repsol YPF Comercial Ecuador, S.A.		Marketing of oil and gas	F.C.		100	100	0.0	(0.0)	0.00	—	0.0
Repsol International Finance B.V.	Netherlands	Repsol YPF, S.A.		Finance and holding company	F.C.		100.00	100.00	279.6	723.2	151.2		1,154.0
Repsol LNG Port of Spain, BV	Netherlands	Repsol International Finance, B.V.		Portfolio company	F.C.		100.00	100.00	0.0	101.4	47.4	—	148.9
Atlantic 1 Holdings, LLC	Trinidad & Tobago	Repsol LNG Port of Spain, BV		Portfolio company	E.M.		20.00	20.00	206.0		242.4	(242.4)	41.2
Atlantic LNG Co. of Trinidad & Tobago	Trinidad & Tobago	Atlantic 1 Holdings, LLC		Gas supply and logistics	F.C.	(4)	20.00	100.00	206.0	141.8	323.2	(242.4)	85.7
Repsol International Capital	Cayman Islands	Repsol International Finance, B.V.		Finance and holding company	F.C.		100.00	100.00	0.7	(221.0)	(12.0)		(232.3)
Repsol Investeringen, BV	Netherlands	Repsol International Finance, B.V.		Portfolio company	F.C.		100.00	100.00	*	*		—	*
Repsol Netherlands Finance, BV	Netherlands	Repsol International Finance, B.V.	Repsol Investeringen, B.V.	Finance	F.C.		100.00	100.00	1.0	49.2	(32.8)		17.4
Repsol YPF Capital, S.L.	Spain	Repsol International Finance, B.V.	Repsol YPF, S.A.	Portfolio company	F.C.		100.00	100.00	463.7	16.6	95.7		576.0
Caveant, S.A.	Argentina	Repsol YPF Capital, S.L.	Repsol YPF, S.A.	Investment company	F.C.		100	100	9.5	0.6	20.1	—	30.1
Gaviota RE	Luxembourg	Repsol International Finance, B.V.	Repsol Investeringen, B.V.	Reinsurance	F.C.		100.00	100.00	5.1	(1.8)			3.3
Repsol (UK) Ltd.	UK	Repsol International Finance, B.V.	Repsol Investeringen, B.V.	In liquidation	E.M.		100.00	100.00	20.3	(18.9)	(0.2)		1.2
Repsol Canada Ltd.	Canada	Repsol International Finance, B.V.		L.N.G. regasification	F.C.		100.00	100.00	—	—	—	—	—
Repsol Canada LNG, Ltd.	Canada	Repsol International Finance, B.V.		L.N.G. regasification	F.C.		100.00	100.00	—	—	(6.0)	—	(6.0)
Repsol Energy Canada, Ltd.	Canada	Repsol International Finance, B.V.		L.N.G. marketing	F.C.		100.00	100.00	—	—	(0.9)	—	(0.9)
Repsol Occidental Corporation	US	Repsol International Finance, B.V.		Oil and gas exploration and production	P.C.		25.00	25.00	0.3	24.2	117.8	(93.3)	12.3
Repsol Química, S.A.	Spain	Repsol YPF, S.A.	Repsol Petróleo, S.A.	Production and sale of petrochemicals	F.C.		100.00	100.00	60.5	(20.1)	(24.9)		15.5
Polidux, S.A.	Spain	Repsol Química, S.A.	Repsol YPF, S.A.	Production and sale of petrochemicals	F.C.		99.99	100.00	17.5	(5.9)	(1.9)		9.7
Repsol Bronderslev A/S	Denmark	Repsol Química, S.A.		Production and sale of petrochemicals	F.C.		100.00	100.00	3.1	5.6	(0.3)		8.4
Repsol Polívar, SPA	Italy	Repsol Bronderslev, A/S		Production and sale of petrochemicals	F.C.		100.00	100.00	0.5	0.7	(0.6)		0.6
General Química, S.A.	Spain	Repsol Química, S.A.	Repsol Investigaciones Petrolíferas S.A.	Production and sale of petrochemicals	F.C.		99.00	100.00	3.0	38.6	(2.9)		38.3
Cogeneración Gequisa, S.A.	Spain	General Química, S.A.		Production of electricity and steam	E.M.		39.00	39.00	1.8	1.8	0.7		1.7
Dynasol Elastómeros, S.A.	Spain	Repsol Química, S.A.		Production and marketing of chemicals	P.C.		50.01	50.01	16.8	34.4	—	—	25.6
Dynasol Elastómeros, S.A. de C.V.	Mexico	Repsol Química, S.A.		Production and marketing of chemicals	E.M.		49.99	50.01	58.6	3.8	5.7		34.0

Name	Country	Parent	Other Shareholders(1)	Line of Business	Consolidation Method	% of Total Ownership		Amount in Millions of Euros
						% of Direct Ownership	% of Control	Share Capital	Reserves	2005 Income (Loss)	Interim Dividend	Assets Owned(2)
Dynasol Gestión, S.A.	Spain	Repsol Química, S.A.		Production of chemicals	E.M.	50.00	50.00	0.1	0.3	0.1		0.3
Dynasol LLC	US	Repsol Química, S.A.		Marketing of petrochemicals	E.M.	50.00	50.00	—	2.7	1.2	—	2.0
Repsol Polimeros LDA	Portugal	Repsol Química, S.A.	Repsol Lusitania, S.L.	Production and sale of petrochemicals	F.C.	70.00	100.00	268.3	0.4	22.3		203.7
Polymer Technology Inc.	US	Repsol Química, S.A.		Technology license	E.M.	70	70	—	—	—	—	—
Polymed	Algeria	Repsol Química, S.A.		Production of polyethylene	E.M.	26.95	26.95	45.3		(20.6)		6.7
Repsol Chemie Deutchland GmbH	Germany	Repsol Química, S.A.		Marketing of chemicals	E.M.	100.00	100.00	0.1	0.6	0.3		1.0
Repsol Lusitania, S.L.	Spain	Repsol YPF, S.A.	Repsol Química, S.A.	Portfolio company	F.C.	100.00	100.00		—	(1.0)	—	(1.0)
Repsol Italia, SpA	Italy	Repsol YPF, S.A.		Marketing of oil products	F.C.	100.00	100.00	2.4	7.9	5.6		15.9
Gas Natural SDG, S.A.	Spain	Repsol YPF, S.A.	Repsol Petróleo, S.A.	Distribution of gas	P.C.	30.85	30.85	447.8	3,496.1	766.5	(138.8)	1,410.1
Sagane, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Gas supply	P.C.	30.85	100.00	94.8	29.0	76.3	—	61.7
Europe Maghreb Pipeline, Ltd. (EMPL)	UK	Sagane, S.A.		Gas transmission	P.C.	22.39	72.60	0.1	102.4	115.9	(82.6)	30.4
Metragaz, S.A.	Morocco	Sagane, S.A.		Gas transmission	P.C.	22.31	72.33	3.4	1.0	1.4	—	1.3
Gas Natural transporte SDG, S.L.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Distribution of gas	P.C.	30.85	100.00	15.0	42.0	1.5	—	18.0
Gas Natural Exploración, S.L.	Spain	Gas Natural SDG, S.A.	La Energía, S.A.	Gas transmission	P.C.	30.85	100.00	6.3	0.1	(0.7)	—	1.8
Repsol-Gas Natural LNG	Spain	Repsol YPF, S.A.	Gas Natural SDG, S.A.	Gas transmission	P.C.	65.42	100.00	2.0	—	(0.4)	—	1.0
Gas Natural Soluciones, S.L.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Marketing of gas	P.C.	30.85	100.00	6.2	2.0	1.3	—	2.9
Iradia Climatización AIE	Spain	Gas Natural Soluciones, S.L.	Gas Natural Servicios SDG, S.A.	Energy management	P.C.	30.85	100.00	0.3	0.1	—	—	0.1
Kromschroeder, S.A. (3)	Spain	Gas Natural SDG, S.A.		Meters	E.M.	13.12	42.52	0.7	10.5	(0.2)	—	1.4
Natural Energy, S.A.	Argentina	Kromschroeder, S.A.	La Propagadora del Gas, S.A.	Marketing of gas	P.C.	15.38	72.00	—	0.2	1.4	—	0.2
Gas Natural Castilla y León, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Distribution of gas	P.C.	27.79	90.10	6.3	78.4	17.0	—	28.3
Gas Natural Castilla La Mancha, S.A.	Spain	Gas Natural SDG, S.A.		Distribution of gas	P.C.	29.30	95.00	26.9	15.1	1.6	—	12.8
Gas Natural Distribución SDG, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Distribution of gas	P.C.	30.85	100.00	101.0	997.6	61.0	—	357.7
Gas Natural de Alava, S.A. (3)	Spain	Gas Natural SDG, S.A.		Distribution of gas	E.M.	3.08	10.00	10.3	10.3	4.3	—	0.8
Gas Natural Distribución Eléctrica, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Electricity distribution	P.C.	30.85	100.00	0.1	(0.1)	(0.2)	—	(0.1)
Electra de Abusejo, S.L.	Spain	Gas Natural Distribución Eléctrica, S.A.	La Propagadora del Gas, S.A.	Electricity distribution	P.C.	30.85	100.00	0.1	—	—	—	0.0
Distribuidora eléctrica Navasfrías, S.L.	Spain	Gas Natural Distribución Eléctrica, S.A.	La Propagadora del Gas, S.A.	Electricity distribution	P.C.	30.85	100.00	0.2	—	—	—	0.1
Gas Natural Rioja, S.A.	Spain	Gas Natural SDG, S.A.		Distribution of gas	P.C.	26.99	87.50	2.7	8.9	2.2	—	3.7
Gas Navarra, S.A.	Spain	Gas Natural SDG, S.A.		Distribution of gas	P.C.	27.76	89.99	3.6	27.1	5.2	—	10.0
Gas Galicia SDG, S.A.	Spain	Gas Natural SDG, S.A.		Distribution of gas	P.C.	19.12	62.00	32.6	4.7	0.7	—	7.3
Gas Natural La Coruña, S.A.	Spain	Gas Galicia SDG, S.A.		Distribution of gas	P.C.	17.40	91.00	2.3	(0.6)	0.2	—	0.3
Gas Aragón, S.A.	Spain	Gas Natural SDG, S.A.		Distribution of gas	E.M.	10.80	35.00	5.9	16.2	8.5	(3.9)	2.9
La Propagadora del Gas, S.A.	Spain	Gas Natural SDG, S.A.	Holding Gas Natural, S.A.	Portfolio company	P.C.	30.85	100.00	0.2	0.9	0.3	—	0.4
Gas Natural Informática, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Computer services	P.C.	30.85	100.00	19.9	3.5	1.4	—	7.6
Gas Natural Andalucía, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Distribution of gas	P.C.	30.85	100.00	12.4	30.7	10.6	—	16.6
Compañía Auxiliar de Industrias Varias, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Services	P.C.	30.85	100.00	0.3	1.7	(0.3)	—	0.5
La Energía, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Electricity cogeneration	P.C.	30.85	100.00	10.7	0.8	0.1	—	3.6
A.I.E. Ciudad Sanitaria Vall d’ Hebrón	Spain	La Energía, S.A.		Electricity cogeneration	P.C.	25.06	81.25	1.7	0.2	(0.1)	—	0.5
Sociedad de Tratamiento Hornillos, S.L.	Spain	La Energía, S.A.		Electricity cogeneration	P.C.	24.68	80.00	1.2	(0.1)	1.1	—	0.5
UTE La Energía-SPA	Spain	La Energía, S.A.		Electricity cogeneration	P.C.	18.51	60.00	1.3	—	0.1	—	0.3
AECS Hospital Trias i Pujol AIE	Spain	La Energía, S.A.		Electricity cogeneration	P.C.	15.42	50.00	0.9	0.1	—	—	0.2
Sociedad de Tratamiento La Andaya, S.L.	Spain	La Energía, S.A.		Electricity cogeneration	P.C.	13.88	45.00	1.1	0.2	1.0	—	0.3
AECS Hospital Bellvitge AIE	Spain	La Energía, S.A.		Electricity cogeneration	P.C.	15.42	50.00	0.8	(0.6)	(0.2)	—	0.0
Tratamiento Almazán, S.L.	Spain	La Energía, S.A.		Electricity cogeneration	P.C.	27.76	90.00	—	—	—	—	—
Gas Natural Comercializadora, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Retailing of gas and industrial electricity	P.C.	30.85	100.00	2.4	29.6	4.1	—	11.1

Name	Country	Parent	Other Shareholders(1)	Line of Business	Consolidation Method	% of Total Ownership		Amount in Millions of Euros
						% of Direct Ownership	% of Control	Share Capital	Reserves	2005 Income (Loss)	Interim Dividend	Assets Owned(2)
Invergas Puerto Rico,S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Portfolio company	P.C.	30.85	100.00	5.1	(1.0)	(0.6)	—	1.1
Buenergía Gas & Power Ltd	Puerto Rico	Invergas Puerto Rico,S.A.		Portfolio company	P.C.	29.30	95.00	0.1	(88.1)	(0.6)	—	(26.0)
Ecoeléctrica Holdings Ltd.	Puerto Rico	Buenergía Gas & Power Ltd		Portfolio company	P.C.	14.65	50.00	63.2	12.2	8.5	(20.4)	9.3
Ecoeléctrica Ltd.	Puerto Rico	Ecoeléctrica Holdings Ltd.		Portfolio company	P.C.	14.65	100.00	0.6	0.1	0.1	(0.2)	0.1
Ecoeléctrica LP Ltd.	Puerto Rico	Ecoeléctrica Holdings Ltd.	Ecoeléctrica Ltd.	Electricity production	P.C.	14.65	100.00	63.2	4.8	47.2	(28.6)	12.7
Gas Natural Servicios SDG, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Retailing of domestic gas and electricity	P.C.	30.85	100.00	2.9	2.7	—	—	1.7
UTE Dalkia GN Servicios	Spain	Gas Natural Servicios SDG, S.A.		Energy management	P.C.	15.42	50.00	—	(0.3)	—	—	(0.0)
Gas Natural Electricidad SDG, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Electricity production and retailing	P.C.	30.85	100.00	33.1	(0.9)	0.2	—	10.0
Gas Natural Corporación Eólica, S.L.	Spain	Gas Natural Electricidad SDG, S.A.	La Energía, S.A.	Wind power production	P.C.	30.85	100.00	1.0	(0.1)	(3.5)	—	(0.8)
Sinia XXI, S.A.	Spain	Gas Natural Corporación Eólica, S.L.	La Propagadora del Gas, S.A.	Wind power production	P.C.	30.85	100.00	6.0	(0.3)	0.6	—	1.9
Corporación Eólica Zaragoza, S.L.	Spain	Sinia XXI, S.A.		Wind power production	P.C.	20.98	68.00	2.5	0.1	0.7	—	0.7
Montouto 2000, S.A.	Spain	Sinia XXI, S.A.		Wind power production	P.C.	15.11	49.00	6.0	(2.2)	2.5	—	1.0
Explotaciones Eólicas Sierra de Utrera	Spain	Sinia XXI, S.A.		Wind power production	P.C.	15.42	50.00	2.7	2.4	4.5	—	1.5
Enervent, S.A. (3)	Spain	Sinia XXI, S.A.		Wind power production	E.M.	8.02	26.00	2.4	0.4	1.7	—	0.4
Burgalesa de Generación Eólica, S.A.	Spain	Sinia XXI, S.A.		Wind power production	E.M.	7.48	24.24	1.5	0.1	0.3	—	0.1
Desarrollo de Energías Renovables, S.A.	Spain	Gas Natural Corporación Eólica, S.L.		Wind power production	P.C.	30.85	100.00	42.3	120.9	3.9	—	51.5
Aplicaciones y Proyectos energéticos, S.A.	Spain	Desarrollo de Energías Renovables, S.A.		Wind power production	P.C.	30.85	100.00	0.1	0.1	—	—	0.1
Boreas Eólica, S.A.	Spain	Desarrollo de Energías Renovables, S.A.		Wind power production	P.C.	30.70	99.52	5.2	2.5	2.4	—	3.1
Los Castrios, S.A.	Spain	Boreas Eólica, S.A.		Wind power production	P.C.	10.23	33.33	2.2	—	—	—	0.2
Molinos de Valdebezana, S.A.	Spain	Boreas Eólica, S.A.		Wind power production	P.C.	18.42	60.00	0.1	—	—	—	0.0
Boreas Eólica 2, S.A.	Spain	Desarrollo de Energías Renovables, S.A.		Wind power production	P.C.	27.76	90.00	2.6	2.7	1.8	—	2.0
Desarrollo de Energias Renovables Castilla La Mancha, S.A.	Spain	Desarrollo de Energías Renovables, S.A.		Wind power production	P.C.	30.85	100.00	0.1	—	—	—	0.0
Desarrollo de Energías Renovables de Navarra, S.A.	Spain	Desarrollo de Energías Renovables, S.A.		Wind power production	P.C.	15.42	50.00	9.9	18.1	7.6	—	5.5
Desarrollo de Energías Renovables de La Rioja, S.A.	Spain	Desarrollo de Energías Renovables, S.A.		Wind power production	P.C.	11.18	36.25	16.5	2.4	5.6	(1.0)	2.6
Molinos del Cidacos, S.A.	Spain	Desarrollo de Energías Renovables, S.A.		Wind power production	P.C.	15.42	50.00	10.2	3.6	9.9	—	3.7
Molinos de La Rioja, S.A.	Spain	Desarrollo de Energías Renovables, S.A.		Wind power production	P.C.	10.28	33.33	3.0	1.0	1.7	—	0.6
Molinos de Linares, S.A.	Spain	Molinos de La Rioja, S.A.		Wind power production	P.C.	7.71	75.00	1.0	—	—	—	0.1
Sistemas Energéticos La Muela, S.A.	Spain	Desarrollo de Energías Renovables, S.A.		Wind power production	E.M.	6.17	20.00	3.1	2.5	1.8	—	0.5

Name	Country	Parent	Other Shareholders(1)	Line of Business	Consolidation Method	% of Total Ownership		Amount in Millions of Euros
						% of Direct Ownership	% of Control	Share Capital	Reserves	2005 Income (Loss)	Interim Dividend	Assets Owned(2)
Sistemas Energéticos Mas Garullo, S.A.	Spain	Desarrollo de Energías Renovables, S.A.		Wind power production	E.M.	5.55	18.00	1.5	1.4	1.5	—	0.2
Energy way Produçao de energía, LDA	Portugal	Gas Natural Electricidad SDG, S.A.		Wind power production	P.C.	30.85	100.00	—	—	—	—	—
Desarrollo del Cable, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Telecommunications	P.C.	30.85	100.00	21.1	20.5	8.0	—	15.3
Gas Natural Cantabria SDG, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Distribution of gas	P.C.	27.89	90.41	3.2	27.9	2.1	—	9.3
Gas Natural Murcia SDG, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Distribution of gas	P.C.	30.83	99.94	19.4	(2.2)	(0.2)	—	5.2
Gas Natural Cegas S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Distribution of gas	P.C.	30.75	99.99	25.5	60.3	7.6	—	28.7
Gas Natural Aprovisionamientos SDG, S.A.	Spain	Gas Natural SDG, S.A.	Sagane, S.A.	Gas supply	P.C.	30.85	100.00	0.6	18.3	(44.6)	—	(7.9)
Gas Natural Finance, BV	Netherlands	Gas Natural SDG, S.A.		Finance	P.C.	30.85	100.00	—	2.5	0.7	—	1.0
Holding Gas Natural, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Portfolio company	P.C.	30.85	100.00	0.3	0.2	—	—	0.2
Gas Natural Sao Paulo Sul, S.A.	Brazil	Gas Natural, SDG, S.A.		Distribution of gas	P.C.	30.85	100.00	346.4	(175.6)	(5.5)	—	51.0
Gas Natural International, Ltd.	Republic of Ireland	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Finance	P.C.	30.85	100.00	25.4	15.5	0.2	—	12.7
Gas Natural Internacional SDG, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Portfolio company	P.C.	30.85	100.00	349.5	(60.0)	64.4	—	109.2
CEG Rio, S.A.		Gas Natural Internacional SDG, S.A.	Gas Natural SDG, S.A.	Marketing of gas	P.C.	18.38	59.59	20.1	(0.1)	7.3	(5.2)	4.1
Companhia Distribuidora de Gás do Rio de Janeiro S.A.		Gas Natural Internacional SDG, S.A.	Gas Natural SDG, S.A.	Distribution of gas	P.C.	16.71	54.17	147.7	(85.8)	19.6	(11.1)	11.8
Gas Natural Commercialisation France	France	Gas Natural Internacional SDG		Marketing of gas	P.C.	30.85	100.00	—	—	(1.4)	—	(0.4)
Gas Natural Puerto Rico, INC	Puerto Rico	Gas Natural Internacional SDG, S.A.		Portfolio company	P.C.	30.85	100.00	1.0	(0.1)	(0.2)	—	0.2
Invergas, S.A.	Argentina	Gas Natural Internacional, SDG, S.A.		Portfolio company	P.C.	22.21	72.00	48.9	60.6	—	—	24.3
Gas Natural Ban, S.A.	Argentina	Invergas, S.A.	Gas Natural Argentina SDG, S.A.	Transmission and distribution of gas	P.C.	15.55	70.00	214.7	(152.2)	10.4	(13.4)	9.2
Gas Natural Argentina SDG, S.A.	Argentina	Gas Natural Internacional, SDG, S.A.		Portfolio company	P.C.	22.21	72.00	105.0	(23.4)	—	—	18.1
Gas Natural do Brasil S.A.	Brazil	Gas Natural Internacional, SDG, S.A.		Electricity production and retailing	P.C.	30.84	99.99	0.6	(1.5)	(0.4)	—	(0.4)
Gas Natural Serviços, S.A.	Brazil	Gas Natural Internacional, SDG, S.A.	Gas Natural do Brasil S.A.	Services	P.C.	30.85	100.00	1.7	0.3	0.1	—	0.6
Gas Natural México, S.A. de CV	Mexico	Gas Natural Internacional, SDG, S.A.	Gas Natural SDG, S.A.	Transmission and distribution of gas	P.C.	26.76	86.75	470.7	(148.2)	3.5	—	87.2
Comercializadora Metrogas S.A. de CV	Mexico	Gas Natural México, S.A. de C.V.	Sistemas de Admin. y Servicios	Distribution of gas	P.C.	26.76	100.00	128.1	(56.1)	2.9	—	20.0
Adm. Servicios Energía México, S.A. de CV	Mexico	Comercializadora Metrogas S.A. de CV	Gas Natural México, S.A. de C.V.	Services	P.C.	26.76	100.00	—	(0.4)	—	—	(0.1)
Energía y Confort Admón. de Personal, S.A. de CV	Mexico	Gas Natural México, S.A. de CV	Gas Natural Internacional SDG, S.A.	Services	P.C.	26.76	100.00	—	0.1	0.1	—	0.1
Gas Natural Servicios, S.A. de C.V.	Mexico	Gas Natural México, S.A. de CV	Gas Natural Internacional SDG, S.A.	Services	P.C.	26.76	100.00	6.1	(2.8)	(0.2)	—	0.8

Name	Country	Parent	Other Shareholders(1)	Line of Business	Consolidation Method	% of Total Ownership		Amount in Millions of Euros
						% of Direct Ownership	% of Control	Share Capital	Reserves	2005 Income (Loss)	Interim Dividend	Assets Owned(2)
Transnatural, SRL de CV.	Mexico	Gas Natural México, S.A. de CV		Transmission and marketing of gas	P.C.	13.38	50.00	10.4	(8.4)	(1.9)	—	0.0
CH4 Energía, S.A de CV.	Mexico	Gas Natural México, S.A. de CV		Transmission and marketing of gas	P.C.	13.38	50.00	0.6	0.1	0.9	—	0.2
Gas Natural Vendita Italia, SPA	Italy	Gas Natural Internacional SDG, S.A.		Marketing of gas	P.C.	30.85	100.00	2.1	6.9	(1.1)	—	2.4
Nettis Impianti, S.P.A.	Italy	Gas Natural Internacional SDG, S.A.		Portfolio company and distribution of gas	P.C.	30.85	100.00	3.1	123.1	(0.4)	—	38.8
Gasdotti Azienda Siciliana, S.P.A.	Italy	Nettis Impianti, S.P.A.	Autocartera	Distribution of gas	P.C.	30.85	90.00	0.5	27.1	(4.1)	—	7.2
Agragas, S.P.A.	Italy	Nettis Impianti, S.P.A.	Autocartera	Distribution of gas	P.C.	30.85	90.00	0.1	35.7	(0.5)	—	10.9
Normanna Gas, S.P.A.	Italy	Nettis Impianti, S.P.A.		Distribution of gas	P.C.	30.85	90.00	0.1	28.9	(0.2)	—	8.9
Gas Natural Servici e Logistica Italia, S.P.A.	Italy	Nettis Impianti, S.P.A.		Portfolio company	P.C.	30.85	90.00	0.1	0.4	(0.3)	—	0.1
Congas, S.P.A.	Italy	Normanna Gas, S.P.A.	Agragas, S.P.A., Gasdotti Azienda Siciliana, S.P.A.	Marketing of gas	P.C.	30.85	100.00	0.1	1.2	(0.1)	—	0.4
Nettis Gestioni, S.R.L.	Italy	Nettis Impianti, S.P.A.		Distribution of gas	P.C.	30.85	100.00	0.1	1.7	0.2	—	0.6
Nettis Gas Plus, S.P.A.	Italy	Nettis Impianti, S.P.A.	Nettis Gestioni, S.R.L.	Marketing of gas	P.C.	30.85	100.00	2.6	2.6	1.9	—	2.2
SCM, S.R.L.	Italy	Nettis Impianti, S.P.A.	Nettis Gestioni, S.R.L.	Distribution of gas	P.C.	30.85	100.00	0.8	(0.2)	0.2	—	0.2
SCM Gas Plus, S.R.L.	Italy	SCM, S.R.L.		Marketing of gas	P.C.	30.85	100.00	0.2	0.1	(0.2)	—	0.0
Smedigas, S.P.A.	Italy	Gas Natural Internacional SDG, S.A.		Distribution of gas	P.C.	30.85	100.00	0.6	20.7	0.9	—	6.8
Gas Natural Rigassificazione Italia, SPA	Italy	Gas Natural Internacional SDG, S.A.		Distribution of gas	P.C.	30.85	100.00	0.1	—	—	—	0.0
Sistemas Administración y Servicios, S.A. de CV	Mexico	Gas Natural Internacional, SDG, S.A.	Gas Natural SDG, S.A.	Services	P.C.	26.84	87.00	—	0.2	—	—	0.1
Natural Servicios, S.A.	Argentina	Gas Natural Internacional, SDG, S.A.		Gas installation work	P.C.	24.46	79.31	2.3	(1.3)	0.3	—	0.3
Serviconfort Colombia S.A.	Colombia	Gas Natural Internacional, SDG, S.A.	La Propagadora del Gas, S.A.	Services	P.C.	30.85	95.00	0.2	0.3	0.5	—	0.3
Gas Natural, S.A. ESP	Colombia	Gas Natural Internacional, SDG, S.A.		Distribution of gas	P.C.	18.22	59.06	10.9	159.2	43.9	—	39.0
Gas Natural Cundiboyacense, S.A. ESP	Colombia	Gas Natural, S.A. ESP		Distribution of gas	P.C.	23.89	77.45	1.1	5.2	2.4	—	2.1
Gasoriente, S.A. ESP	Colombia	Gas Natural, S.A. ESP		Distribution of gas	P.C.	9.93	54.50	9.2	24.6	6.7	(9.4)	3.1
Gases de Barrancabermeja, S.A. ESP	Colombia	Gasoriente, S.A. ESP		Distribution of gas	P.C.	9.93	99.99	1.3	1.6	0.3	—	0.3
Portal Gas Natural S.A.	Spain	Gas Natural SDG, S.A.		e-business	P.C.	30.85	100.00	8.0	0.4	0.1	—	2.6
Portal del Instalador, S.A.	Spain	Portal Gas Natural	Repsol YPF, S.A.	Services	P.C.	23.14	85.00	1.3	(0.1)	(0.1)	—	0.3
Torre Marenostrum, S.A.	Spain	Gas Natural SDG, S.A.		Real estate	E.M.	13.88	45.00	5.3	14.5	(0.1)	—	2.7
Central Térmica la Torrecilla, S.A.	Spain	Gas Natural SDG, S.A.		Electricity cogeneration	P.C.	15.42	50.00	2.1	—	—	—	0.3
Natural RE, S.A.	Luxembourg	Gas Natural International, Ltd.	Holding Gas Natural, S.A.	Finance	P.C.	30.85	100.00	3.1	—	(0.4)	—	0.8
Gas Natural Capital Markets, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Finance	P.C.	30.85	100.00	0.1	—	—	—	0.0
Proyectos Integrados Energéticos, S.A.	Spain	Repsol YPF, S.A.	Repsol Petróleo, S.A.	Electricity and natural gas	F.C.	100	100	6.0	6.4	2.6		15.0
YPF, S.A. 7	Argentina	Repsol YPF, S.A.	Repsol YPF Capital/ CAVEANT/R.Exploración	Oil and gas exploration and production	F.C.	99.04	99.04	4,594.8	(3.2)	1,640.7	—	6,172.5
YPF International, S.A.	Bolivia	YPF, S.A.	Repsol YPF Bolivia/Repsol YPF E&P Bolivia	Portfolio company	F.C.	99.04	100	202.2	(114.5)	4.7	—	91.5
YPF Energy Holdings N.V.	Neth. Antilles	YPF International, S.A.		Portfolio company	F.C.	99.04	100	354.7	(284.8)	2.4	—	71.6
YPF Jambi Merang, B.V.	Netherlands	YPF International, S.A.		Oil and gas exploration and production	F.C.	99.04	100	0.1	—	—	—	0.1

Name	Country	Parent	Other Shareholders(1)	Line of Business	Consolidation Method	% of Total Ownership		Amount in Millions of Euros
						% of Direct Ownership	% of Control	Share Capital	Reserves	2005 Income (Loss)	Interim Dividend	Assets Owned(2)
YPF Ecuador Inc.	Cayman Islands	YPF International, S.A.		Oil and gas exploration and production	F.C.	99.04	100	0.9	(0.9)	—	—	—
Greenstone Assurance, Ltd.	Bermuda	YPF International, S.A.		Reinsurance	F.C.	99.04	100	14.2	(12.4)	1.4	—	3.2
YPF Malaysia, Ltd.	Cayman Islands	YPF International, S.A.		Oil and gas exploration and production	F.C.	99.04	100	—	(16.8)	—	—	(16.6)
Maxus Guyana, Ltd.	Cayman Islands	YPF International, S.A.		Oil and gas exploration and production	F.C.	99.04	100	—	(3.0)	(0.3)	—	(3.3)
Oil Enterprise, Ltd. (SPE)		YPF, S.A.		Special Porpouse Entity	F.C.	99.04	100	—	(26.0)	2.9	—	(22.9)
Oil International, Ltd. (SPE)		YPF, S.A.		Special Porpouse Entity	F.C.	99.04	100	—	(10.6)	10.6	—	—
YPF Holdings Inc.	US	YPF, S.A.		Portfolio company	F.C.	99.04	100	458.9	(549.1)	(38.8)	—	(127.8)
CLH Holdings	US	YPF Holdings Inc.		Finance	F.C.	99.04	100	124.4	(187.1)	(9.3)	—	(71.3)
Tierra Solutions Inc.	US	CLH Holdings		Other	F.C.	99.04	100	124.4	(187.1)	(9.3)	—	(71.3)
Maxus Energy Corporation	US	YPF Holdings Inc.		Oil and gas exploration and production	F.C.	99.04	100	237.3	(356.5)	(21.0)	—	(138.9)
Maxus US Exploration Co.	US	Maxus Energy Corporation		Oil and gas exploration and production	F.C.	99.04	100	1.6	(109.0)	(9.4)	—	(115.7)
Midgard Energy Co.	US	Maxus Energy Corporation		Oil and gas exploration and production	F.C.	99.04	100					—
Diamond Gateway Coal Co.	US	Maxus Energy Corporation		Other	F.C.	99.04	100	(9.6)	0.8	(0.1)	—	(8.8)
Wheeling Gateway Coal Co.	US	Maxus Energy Corporation		Other	F.C.	99.04	100					—
Gateway Coal Co.	US	Maxus Energy Corporation	Diamond Gateway Coal Co.	Other	F.C.	99.04	100					—
Ryttsa USA Inc.	US	YPF Holdings Inc.		Marketing of oil products	F.C.	99.04	100					—
Compañía Mega	Argentina	YPF, S.A.		Gas fractionation	P.C.	37.64	38.00	171.3	57.2	103.1	—	124.8
Operadora de Estaciones de Servicio, S.A. OPESSA	Argentina	YPF, S.A.	Repsol YPF Gas, S.A.	Marketing of oil and gas	F.C.	98.90	99.85	101.0	(58.5)	9.4	—	51.3
YPF Inversora Energética, S.A.	Argentina	YPF, S.A.	Astra Evangelista, S.A.	Portfolio company	E.M.	99.04	100	—	—	—	—	—
Gas Argentino, S.A. (GASA)	Argentina	YPF Inversora Energética, S.A.		Portfolio company	E.M.	44.89	45.33	260.8	(344.5)	8.7	—	(33.7)
Metrogas, S.A.	Argentina	Gas Argentino, S.A. (GASA)		Distribution of gas	E.M.	31.43	70.00	480.7	(721.2)	19.2	—	(69.5)
Oiltanking Ebytem, S.A.	Argentina	YPF, S.A.		Transmission and storage of oil and gas	E.M.	29.71	30.00	9.9	(1.0)	6.9	—	4.7
A&C Pipeline Holding	Cayman Islands	YPF, S.A.		Finance	E.M.	17.83	18.00	0.8	—	—	—	0.1
Oleoducto Transandino Argentino, S.A.	Argentina	A&C Pipeline Holding		Oil pipeline construction and operation	E.M.	17.83	100	38.3	—	—	—	6.8
Oleoducto Trasandino Chile, S.A.	Chile	A&C Pipeline Holding		Oil pipeline construction and operation	E.M.	17.83	100	—	—	—	—	—
Gasoducto del Pacífico Argentina, S.A.	Argentina	YPF, S.A.		Gas pipeline construction and operation	E.M.	8.67	10.00	104.6	(42.0)	4.6	—	5.8
Profertil, S.A.	Argentina	YPF, S.A.		Production and sale of gas products	P.C.	49.52	50.00	300.6	(65.7)	84.8	—	158.3
Refinerías del Norte, S.A. (REFINOR)	Argentina	YPF, S.A.		Refining and marketing of oil products	P.C.	49.52	50.00	85.2	15.6	45.5	(26.7)	59.2
Terminales Marítimas Patagónicas, S.A.	Argentina	YPF, S.A.		Logistics of oil by-products	E.M.	32.83	33.15	12.1	24.7	1.9	—	12.7
Oleoductos del Valle, S.A. (OLDELVAL)	Argentina	YPF, S.A.		Logistics of oil by-products	E.M.	36.64	37.00	93.0	(10.4)	6.9	—	32.8
Poligas Luján, S.A.	Argentina	YPF, S.A.		Bottling, transmission and marketing of L.P.G.	F.C.	50.01	50.49	—	—	—	—	—
Argentine Private Development Company (APDC)	Cayman Islands	YPF, S.A.		Oil and gas exploration and production	F.C.	99.04	100	25.4	(13.8)	—	—	11.5
Astra Evangelista, S.A.	Argentina	YPF, S.A.	OPESSA	Engineering and construction	F.C.	99.04	100	7.3	10.4	(2.5)	—	15.1
AESA Construcciones y Servicios	Brazil	Astra Evangelista, S.A.	YPF, S.A.	Engineering and construction	F.C.	99.04	100	2.3	(0.6)	—	—	1.7

Name	Country	Parent	Other Shareholders(1)	Line of Business	Consolidation Method	% of Total Ownership		Amount in Millions of Euros
						% of Direct Ownership	% of Control	Share Capital	Reserves	2005 Income (Loss)	Interim Dividend	Assets Owned(2)
Adicor, S.A.	Uruguay	Astra Evangelista, S.A.		Other	F.C.	99.04	100	0.1	6.8	—	—	6.8
Gasoducto Oriental, S.A.	Argentina	Astra Evangelista, S.A.		Distribution of natural gas	E.M.	16.50	16.66	—	2.0	(0.1)		0.3
Inversora Dock Sud, S.A.	Argentina	YPF, S.A.		Portfolio company	E.M.	42.45	42.86	79.4	—	5.1	—	35.9
Central Dock Sud, S.A.	Argentina	Inversora Dock Sud, S.A.	YPF, S.A.	Electric power generation and retailing	E.M.	39.53	79.83	132.8	—	5.1	—	54.5
Pluspetrol Energy, S.A.	Argentina	YPF, S.A.		Oil and gas exploration and production	P.C.	44.57	45.00	81.3	(50.2)	30.0	—	27.2
Repsol YPF Chile, Limitada	Chile	Repsol YPF, S.A.	OPESSA	Administration of YPF’s investments in Chile	F.C.	100.00	100.00	113.6	44.6	3.3	—	161.4
Operaciones y Servicios YPF, Ltda.	Chile	Repsol YPF Chile, Limitada	Petróleos Transandinos, S.A.	Operation of service stations	F.C.	100.00	100.00	1.3	(0.6)	0.3	—	1.0
Petróleos Transandinos YPF, S.A.	Chile	Repsol YPF Chile, Limitada	YPF, S.A. / OPESSA	Marketing and distribution of fuels and lubricants	F.C.	100.00	100.00	49.6	33.6	2.1	—	85.3
Repsol YPF Bolivia, S.A.	Bolivia	Repsol YPF, S.A.	R. Ex.plorac./Rex. Perú/Rex. Colombia/ R.YPF E&P Bolivia	Portfolio company	F.C.	100	100	449.5	8.9	(1.1)	—	457.3
Empresa Petrolera Andina, S.A.	Bolivia	Repsol YPF Bolivia, S.A.		Oil and gas exploration and production	F.C.	50.00	50.00	472.4	(105.9)	(43.6)	—	161.5
Transierra S.A.	Bolivia	Empresa Petrolera Andina, S.A.		Oil and gas transmission	E.M.	44.50	44.50	80.0	10.1	6.9	—	43.2
Maxus Bolivia Inc.	Bolivia	Repsol YPF Bolivia, S.A.		Oil and gas exploration and production	F.C.	100	100	112.3	62.4	20.0	—	194.7
Repsol YPF E&P de Bolivia, S.A.	Bolivia	Maxus Bolivia Inc.	R. YPF Bolivia, S.A. / Rex. Perú, S.A. / Rex. Colombia, S.A.	Oil and gas exploration and production	F.C.	100	100	128.3	61.5	23.7	—	213.5
AESA Construcciones y Servicios Bolivia	Bolivia	Repsol YPF Bolivia, S.A.	R. YPF E&P de Bolivia, S.A. / Astra Evangelista	Oil and gas transmission	F.C.	100	100	—	(5.9)	7.2	—	1.3
Repsol YPF Brasil, S.A.	Brazil	Repsol YPF, S.A.	OPESSA	Exploitation and marketing of oil and gas	F.C.	100.00	100.00	882.2	(354.7)	(47.7)	—	479.8
Repsol YPF Distribuidora, S.A.	Brazil	Repsol YPF Brasil, S.A.	Repsol YPF Importadora de Productos, Ltda.	Logistics of oil by-products	F.C.	100.00	100.00	70.7	(82.1)	3.8	—	(7.5)
Transportadora Sul Brasileira do Gas, S.A.	Brazil	Repsol YPF Brasil, S.A.		Construction and operation of a gas pipeline	E.M.	15.00	15.00	29.0	(9.1)	(6.4)	—	2.0
Termogaucha—Usina Termeléctrica, S.A.	Brazil	Repsol YPF Brasil, S.A.		Construction and operation of a power station	E.M.	26.00	26.00	119.2	2.2	(8.6)	—	29.3
Refinaria de Petróleos Manguinhos, S.A.	Brazil	Repsol YPF Brasil, S.A.		Refining and marketing of oil products	P.C.	30.71	30.71	11.9	62.9	(21.8)	—	16.3
Manguinhos Distribuidora, S.A.	Brazil	Refinaria Petróleos Manguinhos, S.A.		Marketing of oil products	P.C.	30.71	100.00	11.0	(0.3)	(0.3)	—	3.2
Manguinhos Química, S.A.	Brazil	Refinaria Petróleos Manguinhos, S.A.	Manguinhos Distribuidora, S.A.	Marketing of petrochemicals	P.C.	30.71	100.00	2.1	(0.2)	0.0	—	0.6
Alberto Pasqualini REFAP, S.A.	Brazil	Repsol YPF Brasil, S.A.		Refining and marketing of oil products	P.C.	30.00	30.00	324.7	132.8	75.6	—	159.9
Operadora de Postos de Servicos Ltda.	Brazil	Repsol YPF Brasil, S.A.	Repsol YPF Importadora de Productos, Ltda.	Operation of service stations	F.C.	100.00	100.00	17.3	(19.0)	(10.3)	—	(12.0)
Repsol YPF Importadora de Productos, Ltda.	Brazil	Repsol YPF Brasil, S.A.	Repsol Gas Brasil, S.A.	Marketing of oil products	F.C.	100.00	100.00	0.4	—	0.1	—	0.5

Consolidation method:
F.C.:	Full consolidation	(*)	Amount less than EUR 20,000.
P.C.:	Proportional consolidation
E.M.:	Equity method	(1)	Other Group companies with ownership interests of less than that of the Parent in the company’s share capital.
n/a:	Not available	(2)	Based on the percentage of ownership of the related Parent.
	Information to be verified by DCA	(3)	This company is fully consolidated by its Parent. The Parent is accounted for by the equity method in the Repsol YPF Group.
	Awaiting information